Security Information






Security Purchased

CUSIP
136385AM3

Issuer
CANADIAN NATURAL RESOURCES

Underwriters
BoA, Citigroup, DBSI, JP Morgan, RBC Capital
Markets, BMO Capital Markets, BNP Paribas,
CIBC, Daiwa Securities, Fortis Securities, Lazard,
Mizuho Securities, Scotia Capital, SG Americas
Securities

Years of continuous operation, including predecessors
> 3 years

Security
CNQCN 5.15% 2/1/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/10/2008

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
99.97

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.60%

Rating
Baa2/BBB

Current yield
5.15%

Benchmark vs Spread (basis points)
200 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Core Fixed Income VIP
DWS
1,300,000
 $
1,299,623
0.33%

DWS Lifecycle Long Range Fund
DWS
775,000
 $                   774,775
0.19%

Total

2,075,000
 $
2,074,398
0.52%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
06406HBE8

Issuer
BANK OF NEW YORK MELLON

Underwriters
DBSI, Goldman Sachs, Bank of NY

Years of continuous operation, including predecessors
> 3 years

Security
BK 4.95% 11/1/2012

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/25/2007

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public offering
0

Total
1,000,000,000

Public offering price
99.90

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.05%

Rating
Aa2/A+

Current yield
4.96%

Benchmark vs Spread (basis points)
100 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Core Fixed Income Fund
New York
2,410,000
 $                 2,407,566
0.24%

DWS Lifecycle Long Range Fund
New York
1,440,000
 $                 1,438,546
0.14%

DWS Short Duration Plus Fund
New York
10,370,000
 $               10,359,526
1.04%

Total

14,220,000
 $               14,205,638
1.42%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
11102AAB70

Issuer
BRITISH TELECOM PLC

Underwriters
Barclays, Citigroup, DBSI, RBS Greenwich
Capital, ABN Amro, HSBC, Mitsubishi UFJ,
Mizuho Securities

Years of continuous operation, including predecessors
> 3 years

Security
BRITEL 5.15% 1/15/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Barclays

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/5/2007

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
99.79

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
Baa1/BBB+

Current yield
5.16%

Benchmark vs Spread (basis points)
190 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Bond VIP
New York
600,000
 $                   598,740
0.10%

DWS Core Fixed Income Fund
New York
4,300,000
 $                 4,290,970
0.72%

DWS Core Plus Income Fund
New York
1,700,000
 $                 1,696,430
0.28%

DWS LifeCycle Long Range Fund
New York
700,000
 $                   698,530
0.12%

Total

7,300,000
 $                 7,284,670
1.22%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information






Security Purchased

CUSIP
44924EAB6

Issuer
IBM INTERNATIONAL GROUP CAPITAL

Underwriters
Bear Stearns, DBSI, Lehman Brothers, Morgan
Stanley, Barclays, BNP Paribas, JP Morgan,
Merrill Lynch, UBS

Years of continuous operation, including predecessors
> 3 years

Security
IBM 5.05% 10/22/2012

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/17/2007

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
99.92

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.25%

Rating
A1/A+

Current yield
5.05%

Benchmark vs Spread (basis points)
87 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Lifecycle Long Range Fund
New York
700,000
 $                   699,447
0.05%

Total

700,000
 $                   699,447
0.05%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
70645JBD3

Issuer
PEMEX PROJECT FUNDING MASTER TRUST

Underwriters
Credit Suisse, DBSI, Merrill Lynch, HSBC, Morgan
Stanley, UBS

Years of continuous operation, including predecessors
> 3 years

Security
PEMEX 5.75% 3/1/2018

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/17/2007

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
99.32

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.38%

Rating
Baa1/BBB+

Current yield
5.79%

Benchmark vs Spread (basis points)
128 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
910,000
 $                     903,776
0.06%

New York Funds





DWS Core Fixed Income Fund
New York
4,080,000
 $                  4,052,093
0.27%

DWS Lifecycle Long Range Fund
New York
710,000
 $                     705,144
0.05%

Total

5,700,000
 $                  5,661,012
0.38%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.